Exhibit 99.1

EXCHANGE AGREEMENT

This Exchange Agreement is made and entered into as of December [__], 2015 (this “Agreement”), by and between Trans-Lux Corporation, a Delaware corporation (the “Company”), and [             ] (the “Holder”).

WITNESSETH:

WHEREAS, the Holder is the owner of $[                  ] principal amount of the Company’s 8¼% Limited Convertible Senior Subordinated Notes Due 2012 (the “Notes”), which were issued pursuant to that certain Indenture (the “Indenture”), dated as of March 1, 2004, by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”); and

WHEREAS, the Holder desires to exchange the Notes for a cash payment and shares of common stock of the Company, upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements of the parties herein contained, the parties hereby agree as follows:

1.           Exchange of Notes.

1.1           Exchange.  The Holder and the Company hereby agree to the exchange by the Holder of the Notes in return for (i) a cash payment of $500 (the “Cash Payment”) and 83.33 shares of common stock of the Company (the “Shares”), for each $1,000 principal amount of the Notes.

1.2           Closing and Location.  The closing of the transactions contemplated hereby (the “Closing”) shall take place on the date hereof, or on such other date as shall be mutually agreed to by the Company and the Holder, at such place and time as shall be mutually agreed to by the Company and the Holder.

1.3           Delivery.  At the Closing, (a) the Holder shall effect, in accordance with the applicable terms of the Indenture, the delivery to the Company (or to its designee which may be the Trustee for the benefit of the Company) of the original Notes held by the Holder, if applicable, along with an executed Letter of Transmittal attached hereto as Exhibit A, and (b) the Company shall deliver to the Holder (i) a certificate or certificates, registered in the Holder’s name, representing the Shares, or otherwise provide evidence of the issuance of the Shares to the Holder reasonably satisfactory to the Holder, and (ii) the Cash Payment.

1.4           Consummation of Closing.  All acts, deliveries and confirmations comprising the Closing, regardless of chronological sequence, shall be deemed to occur contemporaneously and simultaneously upon the occurrence of the last act, delivery or confirmation of the Closing and none of such acts, deliveries or confirmations shall be effective unless and until the last of same shall have occurred.

1.5           No Transfer of Notes After the Closing; No Further Ownership Rights in the Notes.  Upon consummation of the Closing, all Notes purchased pursuant to this Agreement shall cease to be transferable by the Holder and there shall be no further registration of any transfer of any such Notes or interests therein.  Except as otherwise set forth in this Agreement, from and after the Closing, the Holder shall cease to have any rights with respect to the Notes purchased pursuant to this Agreement, including, without limitation, any right to receive past due interest payments.

2.           Representations and Warranties of the Holder.  The Holder represents and warrants to the Company as follows:

2.1           Ownership of Notes.   The Holder is the owner of the Notes being transmitted and such Notes will be transferred by the Holder free and clear of all hypothecs, mortgages, liens, charges, encumbrances, security interests and adverse claims.  The Notes have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any Notes to any other person.

2.2           Authorization.  The Holder has all requisite power, legal capacity and authority to enter into this Agreement and to assume and perform its obligations hereunder.  The execution and delivery by the Holder of this Agreement and the fulfillment by it of its obligations hereunder have been duly authorized by all necessary action on the part of the Holder. This Agreement has been duly executed and delivered by the Holder and, assuming the due authorization, execution and delivery of this Agreement by the Company, constitutes a legal, valid and binding obligation of the Holder, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or by the principles governing the availability of equitable remedies.

2.3           Approvals and Consents.  No action, approval, consent or authorization, including, but not limited to, any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau, or instrumentality, is necessary or required to be obtained or made by or with respect to the Holder in connection with the execution and delivery of this Agreement by the Holder or the fulfillment by the Holder of its obligations hereunder.

2.4           Non-Contravention.  The execution, delivery and performance by the Holder of this Agreement and the consummation by the Holder of the transactions contemplated hereby do not and will not (a) contravene, conflict with, or result in any violation or breach of any provision of the certificate of formation or operating agreement of the Holder, (b) contravene, conflict with, or result in a violation or breach of any provision of applicable law or any judgment, injunction, order or decree of any governmental authority with competent jurisdiction or (c) contravene, conflict with, or result in any violation or breach of any provision of any agreement, contract, indenture or instrument, whether written or oral, to which the Holder is a party.  If the Holder is not a United States person, such Holder has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to acquire the Shares, including: (i) the legal requirements within its jurisdiction for the acquisition of the Shares; (ii) any foreign exchange restrictions applicable to such acquisition; (iii) any governmental or other consents that may need to be obtained; and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares.  Such Holder’s offer for exchange, and his or her continued beneficial ownership of the Shares, will not violate any applicable laws of the Holder’s jurisdiction.

2.5           Adequate Information.  The Holder (a) is a sophisticated purchaser with respect to the Notes and the Shares, (b) has adequate information concerning the Notes and the Shares, (c) has adequate information concerning the business and financial condition of the Company and its affiliates, (d) has conducted, to the extent it deemed necessary, an independent investigation of such matters as, in its judgment, is necessary for it to make an informed investment decision with respect to the Notes, the Shares and the Company, and (e) has not relied upon the Company for any investigation into, assessment of, or evaluation with respect to the Notes, the Shares and/or the Company.  The Holder acknowledges that the acquisition of Shares involves a high degree of risk in that:  (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (b) transferability of the Shares is limited; and (c) the Company may require substantial additional funds to operate its business.  The Holder further acknowledges that the Company is entering into this Agreement with the Holder in reliance on the accuracy and truthfulness of the representations and warranties of the Holder contained in this Agreement and with the Holder’s understanding, acknowledgment and agreement that the Company is privy to material non-public information with respect to the Company’s business, operations, pending transactions, financial condition, results of operations and prospects (collectively, “Non-Public Information”), which Non-Public Information may be material to a reasonable investor, such as the Holder, when making investment decisions including this decision to enter into this Agreement, and the Holder’s decision to enter into this Agreement is being made with full recognition and acknowledgment that the Company is privy to the Non-Public Information, irrespective of whether such Non-Public Information has been provided to the Holder.  The Holder hereby waives any claim, or potential claim, it has or may have against the Company or its affiliates, including, but not limited to, their respective officers, directors, shareholders, partners, successors and assigns, relating to such person’s possession of Non-Public Information.

2.6           Investment.  The Holder is acquiring the Shares for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part.  The Holder does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to such person or entity or to any third person or entity with respect to any of the Shares.

2.7           Exemption From Registration.  The Holder understands and acknowledges that the Shares will be offered and issued to the Holder without registration under the Securities Act of 1933, as amended (the “Securities Act”), in a transaction that is exempt from the registration requirements of the Securities Act.

2.8           Accredited Investor.  The Holder is an “accredited investor,” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

2.9           Transfer Restrictions.  The Holder understands and acknowledges that the Shares may not be sold or otherwise transferred without registration under the Securities Act or an exemption therefrom, and the Holder understands and acknowledges that the Holder must bear the economic risk of the Holder’s acquisition of the Shares because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, may not be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable state securities laws, or unless exemptions from such registration requirements are available. In particular, the Holder is aware that the Shares are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”).  The Holder is familiar with Rule 144 and understands the resale limitations imposed thereby.  The Holder further understands that the sale or transfer of the Shares may be further restricted by applicable state securities laws.

2.10           General Solicitation.  The Holder is not acquiring the Shares as a result of or subsequent to any advertisement, article, notice or other communication regarding such Shares or any other form of general solicitation or general advertisement.

2.11           Legends. The Holder understands and acknowledges that each certificate representing the Shares will be endorsed with substantially the following legends:

(i)      “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”; and

(ii)      any other legends required by applicable state or federal securities laws or any applicable state or federal laws regulating the Company’s business.

2.12           FINRA.  If the Holder is a Registered Representative of a FINRA member firm, the Holder has given such firm notice required by the FINRA’s Rules of Fair Practice, receipt of which has been acknowledged by such firm on the signature page hereof.

2.13           Not an Affiliate of the Company. Holder is not now, nor has been at any time in the preceding three months, an “affiliate” of the Company (as such term is defined in Rule 144).

2.14           Exclusivity of Representations and Warranties. Neither the Company nor any other person or entity has made any representation or warranty (whether express or implied) on behalf of the Company or it affiliates or any of their respective employees, agents or representatives in connection with this Agreement and the transactions contemplated hereby and the Holder hereby disclaims any such representation or warranty, notwithstanding the delivery or disclosure to the Holder or its employees, agents or representatives of any materials, documentation or other information before or during the negotiation process with respect to this Agreement.

3.           Legend Removal.  Upon the written request of the Holder, at any time following the six month anniversary of the Closing, the Company shall take all action to remove the restrictive legend set forth in Section 2.11 hereof, including without limitation, causing its legal counsel to issue a legal opinion addressed to the Company’s transfer agent that the Shares are freely-tradeable and may be immediately sold under Rule 144 without restriction, subject to the Company’s receipt (in writing) by the Holder that the representation set forth in Section 2.13 hereof is, and will continue to be, true and correct in all respects through the date the legend is removed.

4.           Registration Rights.

4.1           Piggyback Rights.  If at any time after the Closing, there is not in existence an effective registration statement covering all of the Holder’s Shares and the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holder) any of its stock under the Securities Act solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration relating to an “equity line of credit” or similar offering, a registration in which the only stock being registered is common stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Shares), the Company shall, at such time, promptly give the Holder written notice of such registration.  Upon the written request of the Holder given within five (5) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 4.2 hereof, cause to be registered under the Securities Act all of the Shares that the Holder has requested to be registered; provided, however, that in connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under this Section 4.1 to include any of the Holder’s Shares in such underwriting unless Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine will not jeopardize the success of the offering by the Company. If the total amount of securities, including the Shares, requested by all shareholders to be included in such offering exceeds the amount of securities (sold other than by the Company) that the underwriters determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including the Shares, which the underwriters determine will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling stockholders).

4.2           Furnish Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 4 with respect to the Shares that the Holder furnish to the Company such information regarding itself, the Shares held by it, and the intended method of disposition of such Shares as shall be required to timely effect the registration of the Holder’s Shares.

4.3           Termination of Registration Rights.  Notwithstanding anything to the contrary herein, the Holder shall not be entitled to exercise any right provided for in this Section 4 after such time as the Holder (together with its affiliates) may sell all of its Shares without registration, pursuant to Rule 144 or another similar exemption under the Securities Act.

5.           General Provisions.

5.1           Entire Agreement.  This Agreement, together with the accompanied Letter of Transmittal constitutes the entire agreement between the parties hereto with respect to the subject matter contained herein and supersedes all prior oral or written agreements, if any, between the parties hereto with respect to such subject matter.  This Agreement, except as otherwise expressly provided herein, is not intended to confer upon any other person or entity any rights or remedies hereunder.  Any amendments hereto or modifications hereof must be made in writing and executed by each of the parties hereto.

5.2           Severability.  If any provisions of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

5.3           Waiver.  No provision of this Agreement may be waived, except in a writing executed by the party against which the waiver is to be effective. Any failure by the Holder or the Company to enforce any rights hereunder shall not be deemed a waiver of such rights.

5.4           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to conflict of laws principles.

5.5           Binding Effect; Assignment.  This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Holder and the Company and their respective successors and permitted assigns. This Agreement may not be assigned by any party without the other party’s written consent.

5.6           Expenses.  All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

5.7           Headings.  The headings or captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.8           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

5.9           Further Assurances.  Each party to this Agreement hereby agrees to execute and deliver such other and further certificates, instruments or documents, and to do and perform such other and further acts, as shall be reasonably requested of such party for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

5.10           Survival.  The representations, warranties, covenants and agreements contained in or made pursuant to this Agreement shall survive the execution of this Agreement and the Closing and shall in no way be effected by any investigation of the subject matter thereof made by or on behalf of the Holder of the Company.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

SIGNATURE OF HOLDER OR AUTHORIZED REPRESENTATIVE:

By:
Name: Title:

SIGNATURE OF ANY JOINT HOLDER:

By:
Name: Title:

SIGNATURE GUARANTEED (required if Holder is not the registered owner of the Note(s)):

By:
Name of Guarantor:

COMPANY:

TRANS-LUX CORPORATION

By:
Name: Title: